UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2021

Kadem Sustainable Impact Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-40224	86-1306839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

152 West 57th St 52nd Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 218-4092
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	KSICU	The Nasdaq Stock Market LLC
Class A Common stock, par value $0.0001 per share	KSI	The Nasdaq Stock Market LLC
Warrants, exercisable for one share of Class A common stock at an exercise price of $11.50 per share	KSICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities

On March 19, 2021, simultaneously with the closing of the initial public offering (the “IPO”) of Kadem Sustainable Impact Corporation (the “Company”) and pursuant to a Private Placement Warrants Purchase Agreement dated March 16, 2021 by and between the Company and the Company’s sponsor, Kadem Management, LLC (the “Sponsor”), the Company completed the private sale of 4,875,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to the Sponsor, generating gross proceeds to the Company of $4,875,000. The Private Placement Warrants are identical to the warrants sold as part of the Units (as defined below) in the IPO, except that the Private Placement Warrants will not be redeemable by the Company and will be exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees. The Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 16, 2021, Virginia A. Kamsky, Michael Del Giudice, Pin Ni, Saurin Shah and Christine Mott were appointed as members of the Board of Directors of the Company (the “Board”). The Board has determined that Virginia A. Kamsky, Michael Del Giudice, Pin Ni, Saurin Shah and Christine Mott are “independent directors” as defined in the NASDAQ listing standards and applicable Securities and Exchange Commission (the “Commission”) rules. Virginia A. Kamsky, Michael Del Giudice and Saurin Shah will serve on the audit committee, with Ms. Kamsky serving as chair of the audit committee. Virginia A. Kamsky, Michael Del Giudice and Christine Mott will serve on the compensation committee, with Mr. Del Giudice serving as chair of the compensation committee.

On March 16, 2021, the Company entered into indemnification agreements with Charles Gassenheimer, Raymond E. Mabus, Jr., Golchehreh Abtahian, Raj Chudgar, Virginia A. Kamsky, Michael Del Giudice, Pin Ni, Saurin Shah and Christine Mott that require the Company to indemnify these individuals to the fullest extent permitted under Delaware law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing description is qualified in its entirety by reference to the full text of the Indemnification Agreement, the form of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company’s Amended and Restated Certificate of Incorporation (as so amended, the “Certificate of Incorporation”) was approved on March 16, 2021. A description of the Certificate of Incorporation is contained in the section of the prospectus for the IPO, dated March 16, 2021 and filed pursuant to Rule 424(b) under the Securities Act (the “Prospectus”), entitled “Description of Securities” and is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 8.01	Other Events.

On March 16, 2021, the Company’s registration statement on Form S-1, as amended (File No. 333-253595) (the “Registration Statement”) was declared effective by the Commission, and the Company subsequently filed the Prospectus on March 18, 2021. On March 19, 2021, the Company completed its IPO of 17,500,000 units (the “Units”). The Units were issued pursuant to an underwriting agreement, dated March 16, 2021, among the Company, on the one hand, and BMO Capital Markets Corp. on the other hand, as representative of the several underwriters named therein. Each Unit had an offering price of $10.00 and consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one warrant of the Company (each such whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share.

Of the net proceeds of the IPO and the sale of the Private Placement Warrants, $175,000,000, including $6,125,000 of deferred underwriting discounts and commissions, has been deposited into a U.S. based trust account with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations, the proceeds from the IPO and the sale of the Private Placement Warrants held in the trust account will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to approve an amendment to the Certificate of Incorporation (i) to modify the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete an initial business combination within 24 months from the closing of the IPO or (ii) with respect to any other material provision relating to the rights of holders of the Class A Common Stock or pre-initial business combination activity and (c) the redemption of the Company’s public shares if the Company is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	A Warrant Agreement, dated March 16, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
•	A Letter Agreement, dated March 16, 2021, among the Company, its officers and directors and the Sponsor.
•	An Investment Management Trust Agreement, dated March 16, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.
•	A Registration Rights Agreement, dated March 16, 2021, between the Company and the Sponsor.
•	A Private Placement Warrants Purchase Agreement, dated March 16, 2021, between the Company and the Sponsor.

Each of the foregoing agreements is attached as Exhibits 4.1, 10.1, 10.2, 10.3 and 10.4, respectively, and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description of Exhibits
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated March 16, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated March 16, 2021, among the Company, its officers and directors and the Sponsor.
10.2	Investment Management Trust Agreement, dated March 16, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated March 16, 2021, between the Company and the Sponsor.
10.4	Private Placement Warrants Purchase Agreement, dated March 16, 2021, between the Company and the Sponsor.
10.5	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-1/A (Commission File No. 333-253595), filed March 9, 2021).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2021	KADEM SUSTAINABLE IMPACT CORPORATION

	By:	/s/ Charles Gassenheimer
Name: Charles Gassenheimer
Title: Chief Executive Officer and Secretary

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